Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2024 Financial Results
Subscription services ARR of $1.2 billion, up 29% year-over-year
Record Evergreen//One subscription sales
Shipped first FlashBlade//E systems

MOUNTAIN VIEW, Calif. – May 31, 2023 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its first quarter fiscal 2024 ended May 7, 2023.

“We are the clear leader in data storage, now delivering a portfolio that can address the vast majority of storage needs for all enterprises,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “The superior economics, performance, and operational and environmental efficiencies of Pure’s product portfolio over both hard disk and SSD-based, all-flash competitive offerings are now undeniable.”

First Quarter Financial Highlights

•Revenue $589.3 million, a decrease of 5% year-over-year, and an increase of 5% year-over-year, when excluding the impact of $60 million of first quarter fiscal 2023 product revenue that was contemplated in the second half of last year
•Subscription services revenue $280.3 million, up 28% year-over-year
•Subscription annual recurring revenue (ARR) $1.2 billion, up 29% year-over-year
•Remaining performance obligations (RPO) $1.8 billion, up 26% year-over-year
•GAAP gross margin 70.1%; non-GAAP gross margin 72.2%
•GAAP operating loss $(71.8) million; non-GAAP operating income $19.6 million
•GAAP operating margin (12.2)%; non-GAAP operating margin 3.3%
•Operating cash flow $173.2 million; free cash flow $121.8 million
•Total cash, cash equivalents, and marketable securities $1.2 billion
•Returned approximately $70 million in Q1 to stockholders through share repurchases of 2.9 million shares
•Repaid $575 million of outstanding convertible senior notes

"Through innovation, our competitive differentiation is unmatched in providing both high business value and lower total cost of ownership benefits across our portfolio to our customers," said Kevan Krysler, CFO, Pure Storage. "Subscription services ARR grew 29%, with strong momentum from our record Evergreen//One subscription sales this quarter."

First Quarter Company Highlights

•Flash at disk economics: Pure introduced FlashBlade//E, a scale-out unstructured data repository built to handle exponential data growth with industry-leading energy efficiency. At an acquisition cost competitive with disk and much lower operational costs, the introduction of FlashBlade//E means that customers no longer need to settle for disk.

•Truly unified block and file: Pure announced the general availability of the FlashArray Unified Block and File Platform, the first and only storage service designed from the ground up to access native block and file. This empowers organizations to access native block and file services from a single, global pool of storage resources.

•Cloud native momentum: A new partnership between Portworx by Pure Storage and MongoDB includes a first-of-its-kind integration between the industry’s first Database-Platform-as-a-Service (DBPaaS), Portworx Data Services, and MongoDB that revolutionizes how developers build modern applications.

•Advancing the world’s AI projects: Pure is the chosen vendor for AI environments across a broad range of industries, notably media & entertainment, pharma, healthcare, aerospace, transportation, and financial services. We’ve continued to advance FlashBlade’s high-performance parallel architecture making it the market’s leading portfolio for AI projects.

Second Quarter and FY24 Guidance

	Q2 FY24	FY24
Revenue	$680M	Mid to High Single Digit Y/Y Growth
Non-GAAP Operating Income	$90M	—
Non-GAAP Operating Margin	13%	15%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the first quarter fiscal 2024 results at 2:00 pm PT today, May 31, 2023. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours following completion of the call.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-866-813-9403 (or +44 204 525 0658 for international callers) with passcode 425076.

Additionally, Pure is scheduled to participate at the following investor conferences or events:

Bank of America Global Technology Conference
Date: Tuesday, June 6, 2023
Time: 10:40 a.m. PT / 1:40 p.m. ET
Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO

William Blair 42rd Annual Growth Stock Conference
Date: Thursday, June 8, 2023
Time: 10:00 a.m. PT / 1:00 p.m. ET
Rob Lee, Chief Technology Officer (CTO)

Product & Technology-Focused Meeting for Financial Analysts at Pure//Accelerate 2023
Date: Thursday, June 15, 2023
Time: 1:00 p.m. PT / 4:00 p.m. ET

Register for Pure//Accelerate 2023 in Las Vegas June 14-16, 2023 to make connections, get inspired, and learn more about tools and strategies to implement sustainable change, energy efficiency, and operational excellence within your organization. Pure executives and world-leading experts - including Pure Storage CEO Charles Giancarlo and NBA Hall of Famer Shaquille O'Neal - will share insights, strategies, and their vision for the future.

The presentation(s) will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with the highest Net Promoter Score in the industry, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2022 Gartner Magic Quadrant for Primary Storage
Leader in the 2022 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our technology and product strategy, specifically customer priorities around sustainability, our ability to adjust to current macro conditions and expand market share, our sustainability goals and benefits, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, the pandemic and its lingering impacts, demand for our products and subscription services, including Evergreen//One, our expectations regarding our product and technology differentiation, including FlashBlade//E, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 5, 2023. All information provided in this release and in the attachments is as of May 31, 2023, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2024	Fiscal 2023

Assets
Current assets:
Cash and cash equivalents	$378,285	$580,854
Marketable securities	805,715	1,001,352
Accounts receivable, net of allowance of $1,062 and $1,057	391,286	612,491
Inventory	51,821	50,152
Deferred commissions, current	68,826	68,617
Prepaid expenses and other current assets	171,824	161,391
Total current assets	1,867,757	2,474,857
Property and equipment, net	302,894	272,445
Operating lease right-of-use-assets	155,205	158,912
Deferred commissions, non-current	179,362	177,239
Intangible assets, net	45,064	49,222
Goodwill	361,427	361,427
Restricted cash	9,960	10,544
Other assets, non-current	37,584	38,814
Total assets	$2,959,253	$3,543,460

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$71,334	$67,121
Accrued compensation and benefits	143,204	232,636
Accrued expenses and other liabilities	121,230	123,749
Operating lease liabilities, current	37,995	33,707
Deferred revenue, current	732,433	718,149
Debt, current	—	574,506
Total current liabilities	1,106,196	1,749,868
Long-term debt	100,000	—
Operating lease liabilities, non-current	139,665	142,473
Deferred revenue, non-current	663,237	667,501
Other liabilities, non-current	44,348	42,385
Total liabilities	2,053,446	2,602,227
Stockholders’ equity:
Common stock and additional paid-in capital	2,521,176	2,493,799
Accumulated other comprehensive loss	(10,906)	(15,504)
Accumulated deficit	(1,604,463)	(1,537,062)
Total stockholders' equity	905,807	941,233
Total liabilities and stockholders' equity	$2,959,253	$3,543,460

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2024	2023

Revenue:
Product	$308,963	$401,161
Subscription services	280,344	219,244
Total revenue	589,307	620,405
Cost of revenue:
Product (1)	96,213	125,484
Subscription services (1)	79,747	68,495
Total cost of revenue	175,960	193,979
Gross profit	413,347	426,426
Operating expenses:
Research and development (1)	185,331	161,273
Sales and marketing (1)	232,446	218,153
General and administrative (1)	67,384	51,567
Total operating expenses	485,161	430,993
Loss from operations	(71,814)	(4,567)
Other income (expense), net	11,749	(6,181)
Loss before provision for income taxes	(60,065)	(10,748)
Income tax provision	7,336	787
Net loss	$(67,401)	$(11,535)

Net loss per share attributable to common stockholders, basic and diluted	$(0.22)	$(0.04)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	305,863	295,843

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,655	$1,863
Cost of revenue -- subscription services	5,647	5,356
Research and development	38,232	36,517
Sales and marketing	17,181	18,345
General and administrative	14,115	12,490
Total stock-based compensation expense	$77,830	$74,571

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2024	2023

Cash flows from operating activities
Net loss	$(67,401)	$(11,535)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29,690	22,663
Stock-based compensation expense	77,830	74,571
Other	(1,804)	947
Changes in operating assets and liabilities:
Accounts receivable, net	221,205	196,129
Inventory	308	(1,699)
Deferred commissions	(2,331)	15,309
Prepaid expenses and other assets	(6,095)	(11,742)
Operating lease right-of-use assets	11,001	7,749
Accounts payable	(3,993)	(7,419)
Accrued compensation and other liabilities	(89,082)	(88,963)
Operating lease liabilities	(6,100)	(8,480)
Deferred revenue	10,019	32,602
Net cash provided by operating activities	173,247	220,132
Cash flows from investing activities
Purchases of property and equipment (1)	(51,424)	(32,810)
Purchases of marketable securities	(128,788)	(17,251)
Sales of marketable securities	43,040	—
Maturities of marketable securities	288,373	116,175
Net cash provided by investing activities	151,201	66,114
Cash flows from financing activities
Net proceeds from exercise of stock options	4,630	11,405
Proceeds from issuance of common stock under employee stock purchase plan	21,219	19,396
Principal payments on borrowings and finance lease obligations	(576,780)	(251,395)
Proceeds from borrowings	100,000	—
Tax withholding on vesting of equity awards	(6,759)	(10,194)
Repurchases of common stock	(69,911)	(66,420)
Net cash used in financing activities	(527,601)	(297,208)
Net decrease in cash, cash equivalents and restricted cash	(203,153)	(10,962)
Cash, cash equivalents and restricted cash, beginning of period	591,398	476,743
Cash, cash equivalents and restricted cash, end of period	$388,245	$465,781

(1) Includes capitalized internal-use software costs of $5.3 million and $2.9 million for the first quarter of fiscal 2024 and 2023.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2024						First Quarter of Fiscal 2023
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,655	(c)					$1,863	(c)
			147	(d)					188	(d)
			3,306	(e)					3,199	(e)
Gross profit --product	$212,750	68.9%	$6,108		$218,858	70.8%	$275,677	68.7%	$5,250		$280,927	70.0%

			$5,647	(c)					$5,356	(c)
			338	(d)					582	(d)
			—						135	(f)
			13	(g)					24	(g)
Gross profit -- subscription services	$200,597	71.6%	$5,998		$206,595	73.7%	$150,749	68.8%	$6,097		$156,846	71.5%

			$8,302	(c)					$7,219	(c)
			485	(d)					770	(d)
			3,306	(e)					3,199	(e)
			—						135	(f)
			13	(g)					24	(g)
Total gross profit	$413,347	70.1%	$12,106		$425,453	72.2%	$426,426	68.7%	$11,347		$437,773	70.6%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate costs associated with the exit of certain operations.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2024						First Quarter of Fiscal 2023
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$77,830	(c)					$74,571	(c)
			885	(d)					1,800	(d)
			4,815	(e)					6,996	(e)
			—						2,868	(f)
			4,070	(g)					—
			3,839	(h)					3,730	(h)
Operating income (loss)	$(71,814)	-12.2%	$91,439		$19,625	3.3%	$(4,567)	-0.7%	$89,965		$85,398	13.8%

			$77,830	(c)					$74,571	(c)
			885	(d)					1,800	(d)
			4,815	(e)					6,996	(e)
			—						2,868	(f)
			4,070	(g)					—
			3,839	(h)					3,730	(h)
			647	(i)					801	(i)
Net income (loss)	$(67,401)		$92,086		$24,685		$(11,535)		$90,766		$79,231

Net income (loss) per share -- diluted	$(0.22)				$0.08		$(0.04)				$0.25
Weighted-average shares used in per share calculation -- diluted	305,863		11,134	(j)	316,997		295,843		20,037	(j)	315,880

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate costs primarily associated with the exit of certain operations.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate amortization expense of debt issuance costs related to our debt.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2024	2023
Net cash provided by operating activities	$173,247	$220,132
Less: purchases of property and equipment (1)	(51,424)	(32,810)
Free cash flow (non-GAAP)	$121,823	$187,322

(1) Includes capitalized internal-use software costs of $5.3 million and $2.9 million for the first quarter of fiscal 2024 and 2023.